SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                    TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transactions applies:

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing party:

(4)  Date filed:


PAGE


[GRAPHIC OMITTED]

                   TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

                       IMPORTANT SHAREHOLDER INFORMATION

These materials are for the annual meeting of shareholders scheduled for Tuesday, February 16, 1999 at 10:00 a.m. (EST). They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendations on page 1 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE TRUST MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN/registered trademark/ (1-800/342-5236).

                         TELEPHONE AND INTERNET VOTING

FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED.

[GRAPHIC OMITTED]

                   TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

                 NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting ("Meeting") of shareholders of Templeton Global Governments Income Trust (the "Trust") will be held at 500 East Broward Boulevard, 12th Floor, Ft. Lauderdale, Florida 33394-3091 on Tuesday, February 16, 1999 at 10:00 a.m. (EST).

During the Meeting, shareholders of the Trust will vote on three proposals:

1. The election of Trustees of the Trust to hold office for the terms specified;

2. The ratification or rejection of the selection of McGladrey & Pullen, LLP as independent auditors of the Trust for the fiscal year ending August 31, 1999; and

3. The transaction of any other business that may properly come before the Meeting.

                                        By order of the Board of Trustees,


                                        Barbara J. Green,
                                        SECRETARY

January 11, 1999

MANY SHAREHOLDERS HOLD SHARES IN MORE THAN ONE TEMPLETON FUND AND WILL RECEIVE PROXY MATERIAL FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                    TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

                                 PROXY STATEMENT

/diamond/ INFORMATION ABOUT VOTING:

   WHO IS ELIGIBLE TO VOTE?

   Shareholders of record at the close of business on December 18, 1998 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about January 11, 1999.

   ON WHAT ISSUES AM I BEING ASKED TO VOTE?

   You are being asked to vote on three proposals:

   1. The election of five nominees to the position of Trustee;

   2. The ratification or rejection of the selection of McGladrey & Pullen, LLP as independent auditors of the Trust for the fiscal year ending August 31, 1999; and

   3. The transaction of any other business that may properly come before the Meeting.

   HOW DO THE TRUST'S TRUSTEES RECOMMEND THAT I VOTE?

   The Trustees unanimously recommend that you vote:

   1. FOR the election of nominees;

   2. FOR the ratification of the selection of McGladrey & Pullen, LLP as independent auditors of the Trust; and

   3. FOR the proxyholders to vote, in their discretion, on any other business that may properly come before the Meeting.

   HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the internet, a control number and separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 3, your proxy will be voted as you indicated. If you simply sign and date the proxy card, but don't specify a vote for any of the Proposals 1 through 3, your shares will be voted IN FAVOR of the nominees for Trustee (Proposal 1), IN FAVOR of ratifying the selection of McGladrey & Pullen, LLP as independent auditors (Proposal 2), and/or IN ACCORDANCE with the discretion of the persons named in the proxy card as to any other matters that legally may come before the Meeting (Proposal 3).

   CAN I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is voted by (1) delivering a written revocation to the Secretary of the Trust, (2) forwarding to the Trust a later-dated proxy card that is received by the Trust at or prior to the Meeting, or (3) attending the Meeting and voting in person.

/diamond/ THE PROPOSALS:

   PROPOSAL 1: ELECTION OF TRUSTEES

   HOW ARE NOMINEES SELECTED?

   The Board of Trustees of the Trust (the "Board") has a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr., Edith E. Holiday and Gordon S. Macklin. The Committee is responsible for the selection, nomination for appointment and election of candidates to serve as Trustees of the Trust. The Committee will review shareholders' nominations to fill vacancies on the Board, if these nominations are in writing and addressed to the Committee at the Trust's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

   WHO ARE THE NOMINEES AND TRUSTEES?

   The Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires. This year, the terms of three Trustees are expiring. John Wm. Galbraith, Rupert H. Johnson, Jr. and Fred R. Millsaps have been nominated for three-year terms, set to expire at the 2002 Annual Meeting of Shareholders. In addition, Frank J. Crothers and Constantine D. Tseretopoulos have been nominated for three-year terms, set to expire at the 2002 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. With the exception of Messrs. Crothers and Tseretopoulos, all of the nominees are currently members of the Board. In addition, all of the current nominees and Trustees are also directors or trustees of other investment companies in the Franklin Group of Funds/registered trademark/ and/or the Templeton Group of Funds (collectively, the "Franklin Templeton Group of Funds").

   Certain Trustees of the Trust hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 19% and 15%, respectively, of its outstanding shares. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles E. Johnson, a Vice President of the Trust, is the son and nephew, respectively, of brothers Charles B. Johnson, the Chairman of the Board and a Vice President of the Trust, and Rupert H. Johnson, Jr., a Trustee and Vice President of the Trust.

   Each nominee is currently eligible and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy card will vote in their discretion for another person or other persons who may be nominated as Trustees.

   Listed below, for each nominee and current Trustee, is a brief description of recent professional experience.

                                                                                     SHARES
                                                                                  BENEFICIALLY
                                                                                  OWNED IN THE
                                                                                    FRANKLIN
                                                              TRUST SHARES          TEMPLETON
                                                           OWNED BENEFICIALLY    GROUP OF FUNDS
                              PRINCIPAL OCCUPATION           AND % OF TOTAL      (INCLUDING THE
   NAME AND OFFICES             DURING PAST FIVE             OUTSTANDING ON       TRUST) AS OF
    WITH THE TRUST                YEARS AND AGE             NOVEMBER 12, 1998   NOVEMBER 12, 1998
---------------------- ---------------------------------- -------------------- ------------------
  NOMINEES TO SERVE UNTIL 2002 ANNUAL MEETING OF SHAREHOLDERS:

  FRANK J. CROTHERS    Chairman, Atlantic Equipment &                 0               118,461
                       Power Ltd.; Vice Chairman, Caribbean
                       Utilities Co., Ltd.; President, Provo
                       Power Corporation; director of various
                       other business and non-profit
                       organizations; and director or trustee,
                       as the case may be, of 7 of the
                       investment companies in the Franklin
                       Templeton Group of Funds. Age 54.

  JOHN Wm. GALBRAITH   President, Galbraith Properties,           1,090**           1,838,341
  TRUSTEE SINCE 1995   Inc. (personal investment
                       company); Director Emeritus,
                       Gulf West Banks, Inc. (bank
                       holding company) (1995-present);
                       director or trustee, as the case
                       may be, of 20 of the investment
                       companies in the Franklin
                       Templeton Group of Funds; and
                       FORMERLY, Director, Mercantile
                       Bank (1991-1995), Vice Chairman,
                       Templeton, Galbraith &
                       Hansberger Ltd. (1986-1992), and
                       Chairman, Templeton Funds
                       Management, Inc. (1974-1991).
                       Age 77.


                                                                                             SHARES
                                                                                          BENEFICIALLY
                                                                                          OWNED IN THE
                                                                                            FRANKLIN
                                                                      TRUST SHARES          TEMPLETON
                                                                   OWNED BENEFICIALLY    GROUP OF FUNDS
                                     PRINCIPAL OCCUPATION            AND % OF TOTAL      (INCLUDING THE
      NAME AND OFFICES                 DURING PAST FIVE              OUTSTANDING ON       TRUST) AS OF
       WITH THE TRUST                   YEARS AND AGE               NOVEMBER 12, 1998   NOVEMBER 12, 1998
--------------------------- ------------------------------------- -------------------- ------------------
  RUPERT H. JOHNSON, JR.*   Executive Vice President and                    0                18,990,216
  TRUSTEE SINCE 1992        Director, Franklin Resources, Inc.
  AND VICE PRESIDENT        and Franklin Templeton
  SINCE 1996                Distributors, Inc.; President and
                            Director, Franklin Advisers, Inc.;
                            Senior Vice President and
                            Director, Franklin Advisory
                            Services, Inc. and Franklin
                            Investment Advisory Services,
                            Inc.; Director, Franklin/Templeton
                            Investor Services, Inc.; and officer
                            and/or director or trustee, as the
                            case may be, of most of the other
                            subsidiaries of Franklin
                            Resources, Inc. and of 53 of the
                            investment companies in the
                            Franklin Templeton Group of
                            Funds. Age 58.

  FRED R. MILLSAPS          Manager of personal investments                 0                   420,628
  TRUSTEE SINCE 1990        (1978-present); director of various
                            business and nonprofit organizations;
                            director or trustee, as the case
                            may be, of 22 of the investment
                            companies in the Franklin Templeton
                            Group of Funds; and FORMERLY,
                            Chairman and Chief Executive Officer,
                            Landmark Banking Corporation
                            (1969-1978), Financial Vice President,
                            Florida Power and Light (1965-1969),
                            and Vice President, Federal Reserve
                            Bank of Atlanta (1958-1965). Age 69.

                                                                                        SHARES
                                                                                     BENEFICIALLY
                                                                                     OWNED IN THE
                                                                                       FRANKLIN
                                                                 TRUST SHARES          TEMPLETON
                                                              OWNED BENEFICIALLY    GROUP OF FUNDS
                                PRINCIPAL OCCUPATION            AND % OF TOTAL      (INCLUDING THE
    NAME AND OFFICES              DURING PAST FIVE              OUTSTANDING ON       TRUST) AS OF
     WITH THE TRUST                 YEARS AND AGE              NOVEMBER 12, 1998   NOVEMBER 12, 1998
----------------------- ------------------------------------ -------------------- ------------------
  CONSTANTINE D.        Physician, Lyford Cay Hospital                  0                 81,989
  TSERETOPOULOS         (1987-present); director of
                        various nonprofit organizations;
                        director or trustee, as the case
                        may be, of 7 of the investment
                        companies in the Franklin
                        Templeton Group of Funds; and
                        FORMERLY, Cardiology Fellow,
                        University of Maryland (1985-1987)
                        and Internal Medicine Intern,
                        Greater Baltimore Medical Center
                        (1982-1985). Age 44.

  TRUSTEES SERVING UNTIL 2001 ANNUAL MEETING OF SHAREHOLDERS:

  HARRIS J. ASHTON      Director, RBC Holdings, Inc.                  500**            1,105,180
  TRUSTEE SINCE 1992    (bank holding company) and
                        Bar-S Foods (meat packing
                        company); director or trustee, as
                        the case may be, of 49 of the
                        investment companies in the
                        Franklin Templeton Group of Funds;
                        and FORMERLY, President, Chief
                        Executive Officer and Chairman of
                        the Board, General Host
                        Corporation (nursery and craft
                        centers). Age 66.

  S. JOSEPH FORTUNATO   Member of the law firm of Pitney,             100**              437,525
  TRUSTEE SINCE 1992    Hardin, Kipp & Szuch; director or
                        trustee, as the case may be, of 51
                        of the investment companies in
                        the Franklin Templeton Group of
                        Funds. Age 66.

                                                                                          SHARES
                                                                                       BENEFICIALLY
                                                                                       OWNED IN THE
                                                                                         FRANKLIN
                                                                   TRUST SHARES          TEMPLETON
                                                                OWNED BENEFICIALLY    GROUP OF FUNDS
                                  PRINCIPAL OCCUPATION            AND % OF TOTAL      (INCLUDING THE
    NAME AND OFFICES                DURING PAST FIVE              OUTSTANDING ON       TRUST) AS OF
     WITH THE TRUST                  YEARS AND AGE               NOVEMBER 12, 1998   NOVEMBER 12, 1998
------------------------ ------------------------------------- -------------------- ------------------
  ANDREW H. HINES, JR.   Consultant for the Triangle                     181**             40,954
  TRUSTEE SINCE 1990     Consulting Group; Executive-in-
                         Residence of Eckerd College
                         (1991-present); director or trustee,
                         as the case may be, of 22 of the
                         investment companies in the
                         Franklin Templeton Group of
                         Funds; and FORMERLY, Chairman
                         and Director, Precise Power
                         Corporation (1990-1997),
                         Director, Checkers Drive-In
                         Restaurant, Inc. (1994-1997), and
                         Chairman of the Board and Chief
                         Executive Officer, Florida
                         Progress Corporation (holding
                         company in the energy area)
                         (1982-1990), and director of
                         various of its subsidiaries. Age 75.

  GORDON S. MACKLIN      Director, Fund American                       2,000**            373,061
  TRUSTEE SINCE 1993     Enterprises Holdings, Inc.,
                         Martek Biosciences Corporation,
                         MCI WorldCom (information
                         services), MedImmune, Inc.
                         (biotechnology), Spacehab, Inc.
                         (aerospace services) and Real 3D
                         (software); director or trustee,
                         as the case may be, of 49 of the
                         investment companies in the
                         Franklin Templeton Group of Funds;
                         and FORMERLY, Chairman, White
                         River Corporation (financial
                         services) and Hambrecht and Quist
                         Group (investment banking), and
                         President, National Association of
                         Securities Dealers, Inc. Age 70.

                                                                                      SHARES
                                                                                   BENEFICIALLY
                                                                                   OWNED IN THE
                                                                                     FRANKLIN
                                                               TRUST SHARES          TEMPLETON
                                                            OWNED BENEFICIALLY    GROUP OF FUNDS
                               PRINCIPAL OCCUPATION           AND % OF TOTAL      (INCLUDING THE
   NAME AND OFFICES              DURING PAST FIVE             OUTSTANDING ON       TRUST) AS OF
    WITH THE TRUST                YEARS AND AGE              NOVEMBER 12, 1998   NOVEMBER 12, 1998
---------------------- ----------------------------------- -------------------- ------------------
  TRUSTEES SERVING UNTIL 2000 ANNUAL MEETING OF SHAREHOLDERS:

  NICHOLAS F. BRADY*   Chairman, Templeton Emerging                1,000**              45,169
  TRUSTEE SINCE 1993   Markets Investment Trust PLC,
                       Templeton Latin America
                       Investment Trust PLC, Darby
                       Overseas Investments, Ltd. and
                       Darby Emerging Markets
                       Investments LDC (investment
                       firms) (1994-present); Director,
                       Templeton Global Strategy Funds,
                       Amerada Hess Corporation
                       (exploration and refining of
                       natural gas), Christiana
                       Companies, Inc. (operating and
                       investment companies), and H.J.
                       Heinz Company (processed foods
                       and allied products); director or
                       trustee, as the case may be, of 21
                       of the investment companies in
                       the Franklin Templeton Group of
                       Funds; and FORMERLY, Secretary of
                       the United States Department of
                       the Treasury (1988-1993) and
                       Chairman of the Board, Dillon,
                       Read & Co., Inc. (investment
                       banking) prior to 1988. Age 68.

                                                                                      SHARES
                                                                                   BENEFICIALLY
                                                                                   OWNED IN THE
                                                                                     FRANKLIN
                                                               TRUST SHARES          TEMPLETON
                                                            OWNED BENEFICIALLY    GROUP OF FUNDS
                               PRINCIPAL OCCUPATION           AND % OF TOTAL      (INCLUDING THE
   NAME AND OFFICES              DURING PAST FIVE             OUTSTANDING ON       TRUST) AS OF
    WITH THE TRUST                YEARS AND AGE              NOVEMBER 12, 1998   NOVEMBER 12, 1998
---------------------- ----------------------------------- -------------------- ------------------
  EDITH E. HOLIDAY     Director, Amerada Hess                        100**               4,978
  TRUSTEE SINCE 1996   Corporation (exploration and
                       refining of natural gas) and
                       Hercules Incorporated (chemicals,
                       fibers and resins) (1993-present),
                       Beverly Enterprises, Inc. (health
                       care) (1995-present) and H.J. Heinz
                       Company (processed foods and allied
                       products) (1994-present); director
                       or trustee, as the case may be, of
                       25 of the investment companies in
                       the Franklin Templeton Group of
                       Funds; and FORMERLY, Chairman
                       (1995-1997) and Trustee
                       (1993-1997), National Child
                       Research Center, Assistant to the
                       President of the United States and
                       Secretary of the Cabinet
                       (1990-1993), General Counsel to the
                       United States Treasury Department
                       (1989-1990), and Counselor to the
                       Secretary and Assistant Secretary
                       for Public Affairs and Public
                       Liaison-United States Treasury
                       Department (1988-1989). Age 46.

                                                                                        SHARES
                                                                                     BENEFICIALLY
                                                                                     OWNED IN THE
                                                                                       FRANKLIN
                                                                 TRUST SHARES          TEMPLETON
                                                              OWNED BENEFICIALLY    GROUP OF FUNDS
                                PRINCIPAL OCCUPATION            AND % OF TOTAL      (INCLUDING THE
    NAME AND OFFICES              DURING PAST FIVE              OUTSTANDING ON       TRUST) AS OF
     WITH THE TRUST                 YEARS AND AGE              NOVEMBER 12, 1998   NOVEMBER 12, 1998
----------------------- ------------------------------------ -------------------- ------------------
  CHARLES B. JOHNSON*   President, Chief Executive Officer           1,000**          1,795,726
  CHAIRMAN SINCE 1995   and Director, Franklin Resources,
  AND VICE PRESIDENT    Inc.; Chairman of the Board and
  SINCE 1992            Director, Franklin Advisers, Inc.,
                        Franklin Advisory Services, Inc.,
                        Franklin Investment Advisory
                        Services, Inc. and Franklin
                        Templeton Distributors, Inc.;
                        Director, Franklin/Templeton
                        Investor Services, Inc. and
                        Franklin Templeton Services, Inc.;
                        officer and/or director or trustee,
                        as the case may be, of most of the
                        other subsidiaries of Franklin
                        Resources, Inc. and of 50 of the
                        investment companies in the
                        Franklin Templeton Group of
                        Funds. Age 65.

  BETTY P. KRAHMER      Director or trustee of various                 100**            136,268
  TRUSTEE SINCE 1990    civic associations; director or
                        trustee, as the case may be, of 21
                        of the investment companies in
                        the Franklin Templeton Group of
                        Funds; and FORMERLY, Economic
                        Analyst, U.S. government.
                        Age 69.

 ------------------------
 * Nicholas F. Brady, Charles B. Johnson, and Rupert H. Johnson are "interested persons" as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of trustees. Charles B. Johnson and Rupert H. Johnson are interested persons due to their ownership interest in Resources. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Emerging Markets Investments LDC, which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. The remaining nominees and Trustees of the Trust are not interested persons of the Trust (the "Independent Trustees").
 ** Less than 1% of the outstanding shares of the Trust.

   HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

   The role of the Trustees is to provide general oversight of the Trust's business, and to ensure that the Trust is operated for the benefit of shareholders. The Trustees anticipate meeting at least five times during the current fiscal year to review the operations of the Trust and the Trust's investment performance. The Trustees also oversee the services furnished to the Trust by Templeton Global Bond Managers, a division of Templeton Investment Counsel, Inc., the Trust's investment manager (the "Investment Manager"), and various other service providers. The Trust pays the Independent Trustees and Mr. Brady an annual retainer of $2,000 and a fee of $100 per Board meeting attended. Trustees serving on the Audit Committee of the Trust and other investment companies in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

   During the fiscal year ended August 31, 1998, there were five meetings of the Board, one meeting of the Audit Committee, and two meetings of the Nominating and Compensation Committee. Each of the Trustees then in office attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served. There was 100% attendance at the meetings of the Audit Committee and the Nominating and Compensation Committee.

   Certain Trustees and Officers of the Trust are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received from the Franklin Templeton Group of Funds by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Trust expenses.

   The following table shows the compensation paid to Trustees by the Trust and by the Franklin Templeton Group of Funds:

                               AGGREGATE          NUMBER OF BOARDS WITHIN THE       TOTAL COMPENSATION FROM
                              COMPENSATION        FRANKLIN TEMPLETON GROUP OF       THE FRANKLIN TEMPLETON
     NAME OF TRUSTEE        FROM THE TRUST*     FUNDS ON WHICH TRUSTEE SERVES**        GROUP OF FUNDS***
------------------------   -----------------   ---------------------------------   ------------------------
  Harris J. Ashton               $2,050                        49                            $361,157
  Nicholas F. Brady               2,050                        21                             140,975
  S. Joseph Fortunato             2,050                        51                             367,835
  John Wm. Galbraith              1,958                        20                             134,425
  Andrew H. Hines, Jr.            2,058                        22                             208,075
  Edith E. Holiday                2,050                        25                             211,400
  Betty P. Krahmer                2,050                        21                             141,075
  Gordon S. Macklin               2,050                        49                             361,157
  Fred R. Millsaps                2,058                        22                             210,075

 ------------------------
 * Compensation received for the fiscal year ended August 31, 1998. During the period from September 1, 1997 through February 27, 1998, an annual retainer of $1,000 and fees at the rate of $100 per Board meeting attended were in effect.
 ** We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 168 U.S. based funds or series.
*** For the calendar year ended December 31, 1998.

   The table above indicates the total fees paid to Trustees by the Trust individually and all of the funds in the Franklin Templeton Group of Funds. These Trustees also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds, many of which hold meetings at different dates and times. The Trustees and the Trust's management believe that having the same individuals serving on the boards of many of the funds in the Franklin Templeton Group of Funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors and Trustees who can more effectively oversee the management of the funds.

   Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

   WHO ARE THE EXECUTIVE OFFICERS OF THE TRUST?

   Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:

       NAME AND OFFICES                              PRINCIPAL OCCUPATION
        WITH THE TRUST                          DURING PAST FIVE YEARS AND AGE
-----------------------------   --------------------------------------------------------------
  CHARLES B. JOHNSON            See Proposal 1, "Election of Trustees."
  CHAIRMAN SINCE 1995 AND
  VICE PRESIDENT SINCE 1992

  GREGORY E. McGOWAN            Director and Executive Vice President, Templeton Investment
  PRESIDENT SINCE 1996          Counsel, Inc.; Executive Vice President--International
                                Development and Chief International General Counsel,
                                Templeton Worldwide, Inc.; Executive Vice President,
                                Director and General Counsel, Templeton International, Inc.;
                                Executive Vice President and Secretary, Templeton Global
                                Advisors Limited; President of other Templeton Funds;
                                officer of 4 of the investment companies in the Franklin
                                Templeton Group of Funds; and FORMERLY, Senior Attorney,
                                U.S. Securities and Exchange Commission. Age 49.

  SAMUEL J. FORESTER, JR.       Managing Director, Templeton Worldwide, Inc.; Vice
  VICE PRESIDENT SINCE 1996     President of 10 of the investment companies in the Franklin
                                Templeton Group of Funds; Vice President and Director,
                                Templeton Global Income Portfolio Ltd.; Director, Closed
                                Joint-Stock Company Templeton and Templeton Trust
                                Services Pvt. Ltd.; and FORMERLY, President, Templeton Global
                                Bond Managers, a division of Templeton Investment Counsel,
                                Inc., Founder and Partner, Forester, Hairston Investment
                                Management, Inc. (1989-1990), Managing Director (Mid-East
                                Region), Merrill Lynch, Pierce, Fenner & Smith Inc.
                                (1987-1988), and Advisor for Saudi Arabian Monetary Agency
                                (1982-1987). Age 50.

  RUPERT H. JOHNSON, JR.        See Proposal 1, "Election of Trustees."
  TRUSTEE SINCE 1992
  AND VICE PRESIDENT
  SINCE 1996

       NAME AND OFFICES                               PRINCIPAL OCCUPATION
        WITH THE TRUST                           DURING PAST FIVE YEARS AND AGE
-----------------------------   ---------------------------------------------------------------
  HARMON E. BURNS               Executive Vice President and Director, Franklin Resources,
  VICE PRESIDENT SINCE 1996     Inc., Franklin Templeton Distributors, Inc. and Franklin
                                Templeton Services, Inc.; Executive Vice President, Franklin
                                Advisers, Inc.; Director, Franklin/Templeton Investor
                                Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of
                                Franklin Resources, Inc. and of 53 of the investment
                                companies in the Franklin Templeton Group of Funds. Age 53.

  CHARLES E. JOHNSON            Senior Vice President and Director, Franklin Resources, Inc.;
  VICE PRESIDENT SINCE 1996     Senior Vice President, Franklin Templeton Distributors, Inc.;
                                President and Director, Templeton Worldwide, Inc.; Chairman
                                and Director, Templeton Investment Counsel, Inc.; Vice
                                President, Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources,
                                Inc.; and officer and/or director or trustee, as the case
                                may be, of 34 of the investment companies in the Franklin
                                Templeton Group of Funds. Age 42.

  DEBORAH R. GATZEK             Senior Vice President and General Counsel, Franklin
  VICE PRESIDENT SINCE 1996     Resources, Inc.; Senior Vice President, Franklin Templeton
                                Services, Inc. and Franklin Templeton Distributors, Inc.;
                                Executive Vice President, Franklin Advisers, Inc.; Vice
                                President, Franklin Advisory Services, Inc.; Vice President,
                                Chief Legal Officer and Chief Operating Officer, Franklin
                                Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of
                                Funds. Age 50.

  MARK G. HOLOWESKO             President, Templeton Global Advisors Limited; Chief
  VICE PRESIDENT SINCE 1989     Investment Officer, Global Equity Group; Executive Vice
                                President and Director, Templeton Worldwide, Inc.; officer of 21 of the investment companies in the Franklin Templeton
                                Group of Funds; and FORMERLY, Investment Administrator,
                                RoyWest Trust Corporation (Bahamas) Limited (1984-1985).
                                Age 38.


       NAME AND OFFICES                               PRINCIPAL OCCUPATION
        WITH THE TRUST                           DURING PAST FIVE YEARS AND AGE
-----------------------------   ----------------------------------------------------------------
  MARTIN L. FLANAGAN            Senior Vice President and Chief Financial Officer, Franklin
  VICE PRESIDENT SINCE 1989     Resources, Inc.; Executive Vice President and Director,
                                Templeton Worldwide, Inc.; Executive Vice President, Chief
                                Operating Officer and Director, Templeton Investment
                                Counsel, Inc.; Executive Vice President and Chief Financial
                                Officer, Franklin Advisers, Inc.; Chief Financial Officer,
                                Franklin Advisory Services, Inc. and Franklin Investment
                                Advisory Services, Inc.; President and Director, Franklin
                                Templeton Services, Inc.; Senior Vice President and Chief
                                Financial Officer, Franklin/Templeton Investor Services,
                                Inc.; officer and/or director of some of the other
                                subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the
                                investment companies in the Franklin Templeton Group of
                                Funds.
                                Age 38.

  JOHN R. KAY                   Vice President and Treasurer, Templeton Worldwide, Inc.;
  VICE PRESIDENT SINCE 1994     Assistant Vice President, Franklin Templeton Distributors,
                                Inc.; officer of 25 of the investment companies in the
                                Franklin Templeton Group of Funds; and FORMERLY, Vice
                                President and Controller, Keystone Group, Inc. Age 58.

  ELIZABETH M. KNOBLOCK         General Counsel, Secretary and Senior Vice President,
  VICE PRESIDENT-COMPLIANCE     Templeton Investment Counsel, Inc.; Senior Vice President,
  SINCE 1996                    Templeton Global Investors, Inc.; officer of 21 of the
                                investment companies in the Franklin Templeton Group of
                                Funds; and FORMERLY, Vice President and Associate General
                                Counsel, Kidder Peabody & Co. Inc. (1989-1990), Assistant
                                General Counsel, Gruntal & Co., Inc. (1988), Vice President
                                and Associate General Counsel, Shearson Lehman Hutton
                                Inc. (1988), Vice President and Assistant General Counsel,
                                E.F. Hutton & Co. Inc. (1986-1988), and Special Counsel of
                                the Division of Investment Management, U.S. Securities and
                                Exchange Commission (1984-1986). Age 43.

    NAME AND OFFICES                              PRINCIPAL OCCUPATION
     WITH THE TRUST                          DURING PAST FIVE YEARS AND AGE
------------------------   -----------------------------------------------------------------
  BARBARA J. GREEN         Senior Vice President, Templeton Worldwide, Inc. and
  SECRETARY SINCE 1996     Templeton Global Investors, Inc.; officer of 21 of the
                           investment companies in the Franklin Templeton Group
                           of Funds; and FORMERLY, Deputy Director of the Division of
                           Investment Management, Executive Assistant and Senior Advisor
                           to the Chairman, Counselor to the Chairman, Special Counsel
                           and Attorney Fellow, U.S. Securities and Exchange Commission
                           (1986-1995), Attorney, Rogers & Wells, and Judicial Clerk,
                           U.S. District Court (District of Massachusetts). Age 51.

  JAMES R. BAIO            Certified Public Accountant; Treasurer, Franklin Mutual
  TREASURER SINCE 1994     Advisers, Inc.; Senior Vice President, Templeton Worldwide,
                           Inc., Templeton Global Investors, Inc. and Templeton Funds
                           Trust Company; officer of 22 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Senior
                           Tax Manager, Ernst & Young (certified public accountants)
                           (1977-1989). Age 44.

   PROPOSAL 2: RATIFICATION OR REJECTION OF INDEPENDENT AUDITORS

   HOW ARE INDEPENDENT AUDITORS SELECTED?

   The Board has a standing Audit Committee consisting of Messrs. Galbraith, Hines and Millsaps, all of whom are Independent Trustees. The Audit Committee reviews the maintenance of the Trust's records and the safekeeping arrangements of the Trust's custodian, reviews both the audit and non-audit work of the Trust's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

   WHICH INDEPENDENT AUDITORS DID THE BOARD SELECT?

   For the current fiscal year, the Board selected as auditors the firm of McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017. McGladrey & Pullen, LLP has been the auditors of the Trust since its inception in 1988, and has examined and reported on the fiscal year-end financial statements, dated August 31, 1998, and certain related U.S. Securities and Exchange Commission filings. Neither the firm of McGladrey & Pullen, LLP nor any of its members have any material direct or indirect financial interest in the Trust.

   Representatives of McGladrey & Pullen, LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   PROPOSAL 3: OTHER BUSINESS

   The Trustees know of no other business to be presented at the Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

/diamond/ INFORMATION ABOUT THE TRUST

   THE INVESTMENT MANAGER. The Investment Manager of the Trust is Templeton Global Bond Managers, a division of Templeton Investment Counsel, Inc., a Florida corporation with offices at Broward Financial Centre, 500 East Broward Blvd., Suite 2100, Ft. Lauderdale, Florida 33394-3091. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Trust assets. The Investment Manager is an indirect, wholly-owned subsidiary of Resources.

   THE TRUST ADMINISTRATOR. The administrator of the Trust is Franklin Templeton Services, Inc. ("FT Services") with offices at 777 Mariners Island Blvd., San Mateo, California 94403-7777. FT Services is an indirect, wholly-owned subsidiary of Resources. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Trust.

   THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Trust is Morgan Stanley Dean Witter TrustFSB at Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311-3977.

   THE CUSTODIAN. The custodian for the Trust is The Chase Manhattan Bank, MetroTech Center, Brooklyn, New York 11245.

   SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. U.S. securities laws require that the Trust's Trustees, Officers and shareholders owning more than 10% of outstanding shares, as well as affiliated persons of its Investment Manager, report their ownership of the Trust's shares and any changes in that ownership. Specific due dates for these reports have been established, and the Trust is required to report in this proxy statement any failure to file by these dates during the fiscal year ended August 31, 1998. To the best of the Trust's knowledge, all of these filing requirements were met.

   OTHER MATTERS. The Trust's last audited financial statements and annual report, dated August 31, 1998, are available free of charge. To obtain a copy, please call

   1-800/DIAL BEN/registered trademark/ or forward a written request to Franklin/Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, Florida 33733-8030.

   As of December 18, 1998, the Trust had 22,642,821 shares outstanding and total net assets of $174,253,013. The Trust's shares are listed on the NYSE (symbol: TGG). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Trust's management, as of November 12, 1998, there were no other entities holding beneficially or of record more than 5% of the Trust's outstanding shares.

   In addition, to the knowledge of the Trust's management, as of November 12, 1998, no nominee or Trustee of the Trust owned 1% or more of the outstanding shares of the Trust, and the Officers and Trustees of the Trust owned, as a group, less than 1% of the outstanding shares of the Trust.

/diamond/ FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   SOLICITATION OF PROXIES. The cost of soliciting proxies, including the fees of a proxy soliciting agent, are borne by the Trust. The Trust reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Trust may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Trust expects that the solicitation would be primarily by mail, but also may include telephone, telecopy or oral solicitations. If the Trust does not receive your proxy by a certain time you may receive a telephone call from Shareholder Communications Corporation asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $3,500, plus expenses. The Trust does not reimburse Trustees and Officers of the Trust, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Trust intends to pay all costs associated with the solicitation and the Meeting.

   VOTING BY BROKER-DEALERS. The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Trust in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Trust understands that NYSE Rules permit the broker-dealers to vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

   QUORUM. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (I.E., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   METHODS OF TABULATION. Proposal 1, the election of Trustees, requires the affirmative vote of the holders of a plurality of the Trust's shares present and voting on the Proposal at the Meeting. Proposal 2, ratification of the selection of the independent auditors, requires the affirmative vote of a majority of the Trust's shares present and voting on the Proposal at the Meeting. Proposal 3, the transaction of any other business, is expected to require the affirmative vote of a majority of the Trust's shares present and voting on the Proposal at the Meeting. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of Proposals 1, 2, and 3.

   SIMULTANEOUS MEETINGS. The Meeting is to be held at the same time as the meetings of shareholders of Templeton Global Income Fund, Inc., Templeton Emerging Markets Fund, Inc., Templeton China World Fund, Inc., and Templeton Emerging Markets Income Fund, Inc. It is anticipated that all meetings will be held simultaneously. If any shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous meeting, the persons named as proxies will vote in favor of such adjournment.

   ADJOURNMENT. In the event that a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve one or more of the proposals, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to those proposals. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting.

   SHAREHOLDER PROPOSALS. The Trust anticipates that its next annual meeting will be held in February, 2000. Shareholder proposals to be presented at the next annual meeting must be received at the Trust's offices, 500 East Broward Boulevard, 12th Floor, Ft. Lauderdale, Florida 33394-3091, no later than September 14, 1999 in order to be included in the Trust's proxy statement and proxy card relating to that meeting and presented at the meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2000 annual meeting of shareholders without including the proposal in the Trust's proxy statement must notify the Trust, at the Trust's offices, of such proposal by November 28, 1999. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2000 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

                                      By order of the Board of Trustees,


                                      Barbara J. Green,
                                      SECRETARY

     January 11, 1999

PAGE



                   TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

               ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 16, 1999

     The undersigned hereby appoints BARBARA J. GREEN, JAMES R. BAIO and BRUCE
S. ROSENBURG, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Global Governments Income Trust (the "Trust") that the undersigned is entitled to vote at the Trust's Annual Meeting to be held at 500 East Broward Blvd., 12th Floor, Ft. Lauderdale, Florida at 10:00 a.m., EST, on the 16th day of February 1999, including any adjournment thereof, upon matters set forth below and revokes all previous proxies for his shares.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR TRUSTEES) AND 2, AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER MATTER PURSUANT TO PROPOSAL 3.

                (Continued, and to be signed on the other side)







                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---  PLEASE MARK YOUR
 X   BALLOT AS INDICATED
---  IN THIS EXAMPLE


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 3.
                                                                         FOR ALL
Proposal 1 - Proposal to elect as trustee all nominees   FOR   WITHHOLD   EXCEPT
listed (except as marked to the contrary below).         ---     ---       ---

                                                         ---     ---       ---


NOMINEES: Frank J. Crothers,  John Wm. Galbraith,  Rupert H. Johnson, Jr.,


Fred R. Milsaps, and Constantine D. Tseretopoulos.


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" box and strike a line through the nominee's name.


                                            FOR     AGAINST     ABSTAIN
Proposal 2 - Ratification of the            ---       ---         ---
selection of McGladrey & Pullen,
LLP, as independent auditors for            ---       ---         ---
the Trust for the fiscal year ending
August 31, 1999.

                                            FOR     AGAINST     ABSTAIN
Proposal 3 - in their discretion,           ---       ---         ---
the Proxyholders are authorized to
vote upon such other matters that           ---       ---         ---
may legally come before the
Meeting or any adjournments
thereof.

                                            YES                    NO
I PLAN TO ATTEND THE                        ---                    ---
MEETING.
                                            ---                    ---





                                                  Dated___________________, 1999
        Please sign using blue or black ink exactly as your name appears on this proxy. If signing for estates, trusts, or corporations title or capacity should be stated. If shares are held jointly, each holder should sign.
        ---------------------------------------------------------------------


        ---------------------------------------------------------------------
                          Shareholder sign in the box above

        ---------------------------------------------------------------------


        ---------------------------------------------------------------------
                         Co-Owner (if any) sign in box above


--------------------------------------------------------------------------------
                          PLEASE DETACH AT PERFORATION







                   TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

    ------------------------------------------------------------------------

                                   IMPORTANT

                    PLEASE SEND IN YOUR PROXY.........TODAY!

    YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

    ------------------------------------------------------------------------